SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A3
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 25, 1997


                                LogiMetrics, Inc.
             (Exact name of registrant as specified in its charter)

             Delaware                   0-10696                  11-2171701
        (State or other               (Commission File          (IRS Employer
        jurisdiction of                   Number)                identification
        incorporation)                                               No.)


                    50 Orville Drive, Bohemia, New York 11716
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (516) 784-4110

LogiMetrics, Inc. hereby amends Item 7 of its Form 8-K as follows:

Item 7. Financial Statements and Exhibits

     (a)  Financial Statements of mmTech, Inc.

          (i) Report of Reydel, Perier & Neral, PA, Independent Auditors, dated February 7, 1997;

          (ii) Report of Reydel, Perier & Neral, PA, Independent Auditors, dated June 19, 1997;

          (iii)Balance Sheets of mmTech as of October 31, 1996 and 1995 and (unaudited) as of March 31, 1997;

          (iv) Statements of Operations and Retained Earnings of mmTech for the years ended October 31, 1996 and 1995 and (unaudited) for the five-month periods ended March 31, 1997 and 1996;

          (v)  Statements  of Cash Flows of mmTech for the years  ended  October
               31, 1996 and 1995 and (unaudited) for the five month periods ended March 31, 1997 and 1996; and

          (vi) Notes to Financial Statements of mmTech.

     (b)  Pro Forma Financial Information

          (i) Summary of Unaudited Pro Forma Condensed Combined Statements of Operations for the years ended June 30, 1996 and 1995 and for the nine-month periods ended March 31, 1997 and 1996;

          (ii) Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 1997;

          (iii)Unaudited Pro Forma Condensed Combined Statements of Operations for the years ended June 30, 1996 and 1995 and for the nine-month periods ended March 31, 1997 and 1996; and

          (iv) Notes  to  Unaudited  Pro  Forma  Condensed   Combined  Financial
               Information.

     (c)  Exhibits

          Exhibit 2.1 Agreement and Plan of Merger, dated December 18, 1996. Previously filed as Exhibit 2.1 to the Company's Current Report on Form 8-K, dated December 18, 1996, and incorporated herein by reference.

          Exhibit 2.2 Amendment to Merger Agreement, dated April 25, 1997. Previously filed as Exhibit 2.2 to the Company's Current Report on Form 8-K, dated April 25, 1997 and incorporated herein by reference.

                          INDEPENDENT AUDITORS' REPORT

To the Stockholder of
mmTech, Inc.

We have audited the statements of income, accumulated deficit and cash flows of mmTech, Inc. for the year ended October 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the results of operations and cash flows of mmTech, Inc. for the year ended October 31, 1996, in conformity with generally accepted accounting principles.

                                         /s/REYDEL, PERIER & NERAL
                                            REYDEL, PERIER & NERAL
                                         Certified Public Accountants

Wall, New Jersey
February 7, 1997
(except for Note 8, as to which
the date is June 24, 1998)

                          INDEPENDENT AUDITORS' REPORT

To the Stockholder of
mmTech, Inc.

We have audited the accompanying balance sheet of mmTech, Inc. as of October 31, 1995, and the related statements of income, accumulated deficit, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

Except as discussed in the following paragraph, we conducted our audit in accordance with generally accepted auditing standards. Those standards required that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

We did not observe the physical inventory taken as of October 31, 1994, since this date was prior to our engagement as auditors for the Company.

In our opinion, except for the effects of any adjustments that might have been determined to be necessary in the statements of income, accumulated deficit, and cash flows had we been able to observe the physical inventory taken as of October 31, 1994, the financial statements referred to in the first paragraph present fairly, in all material respects, the financial position of mmTech, Inc. as of October 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The 1994 financial statements were compiled by another accountant, and his report thereon, dated December 13, 1994, stated he did not audit or review those financial statements and, accordingly, expressed no opinion or other form of assurance on them.

                         /s/ REYDEL, PERIER & NERAL
                             REYDEL, PERIER & NERAL
                          Certified Public Accountants

Wall, New Jersey
June 19, 1997


mmTech, Inc.
Balance Sheets

                                                  March 31, 1997           October 31, 1996           October 31, 1995
                                                    (unaudited)
Assets

Cash                                               $(12,076)                     $8,850                    $190,133
Accounts receivable                                1,444,155                    629,678                     285,323
Inventory                                            885,786                  1,151,699                     390,868
Prepaid expenses                                      10,373                      9,909                          --
Advance payments                                      25,500                     29,500                      41,500

Total current assets                               2,353,738                  1,829,636                     907,824

Gross property, plant and equipment                  248,752                    227,954                     155,453
Accumulated depreciation                            (98,293)                    (79,985)                    (28,301)

Net property, plant and equipment                    150,459                    147,969                     127,152
Other assets                                           2,648                        464                       3,528

Total assets                                      $2,506,845                 $1,978,069                  $1,038,504

Liabilities and Stockholders' Equity (Deficit)

Current liabilities:
Accounts payable                                    $398,982                   $256,612                    $213,743
Accrued expenses                                      91,136                    147,857                      18,636
Customer deposits                                    975,327                  1,206,096                          --
Loans payable                                        574,399                    212,868                     370,000
Income Tax                                           198,090                         --                          --

Total current liabilities                          2,237,934                  1,823,433                     602,379

Customer deposits, non-current                          --                           --                     651,525
Loan payable, non-current                               --                      179,886                          --

Total liabilities                                  2,237,934                  2,003,319                   1,253,904

Stockholders' equity (deficit):
Common stock, no par value, 100 shares
Authorized, issued and outstanding                     1,000                      1,000                       1,000
Accumulated earnings (deficit)                       267,911                    (26,250)                   (216,400)

Total stockholders' equity (deficit)                 268,911                    (25,250)                   (215,400)

Total liabilities and stockholders'
equity (deficit)                                  $2,506,845                 $1,978,069                  $1,038,504





MMTECH, INC.
STATEMENTS OF OPERATIONS AND RETAINED EARNINGS

                                                                    FIVE MONTHS ENDED                          YEAR ENDED
                                                                        MARCH 31,                              OCTOBER 31,
                                                                       (unaudited)
                                                                    1997        1996                    1996                1995

REVENUES                                                        $2,660,649     $979,839                $3,841,351     $2,228,696

COST OF REVENUES                                                 1,696,768      710,401                 2,484,474      1,285,204

GROSS PROFIT                                                       963,881      269,438                 1,356,877        943,492

COSTS AND EXPENSES

         ADMINISTRATION                                            307,644      245,035                   735,814        491,147
         ENGINEERING                                               120,132      108,018                   280,861        235,480
         COMMISSIONS                                                61,271       24,105                    90,356         30,964
         INTEREST EXPENSE                                           17,791       20,557                    45,720           --
         LOSS ON FIXED ASSETS                                         --         13,976                    13,976           --

INCOME (LOSS) BEFORE INCOME TAXES                                  457,043     (142,253)                  190,150        185,901

INCOME TAX PROVISION                                               198,088        --                        --              --

NET INCOME (LOSS)                                                  258,955     (142,253)                  190,150        185,901

RETAINED EARNINGS (DEFICIT)
BALANCE, BEGINNING OF PERIOD                                      (26,250)     (216,400)                (216,400)      (402,301)
BALANCE, END OF PERIOD                                            $232,705    $(358,653)                $(26,250)     $(216,400)




MMTECH, INC.
STATEMENTS OF CASH FLOWS
                                                            Five months ended March 31,          Year  Ended  October 31,
                                                              1997                 1996           1996              1995
                                                                     (unaudited)
OPERATING ACTIVITIES:
Net Income                                                    $258,956       $(142,255)         $190,150          $185,901
Adjustments to reconcile net income to cash (used in)
          provided by operating activities:
Depreciation                                                    19,053           20,431           52,304            19,341
Loss on disposal of fixed assets                                --                 --             13,976                --
Change in operating assets and liabilities:
              (Increase) Decrease in:
                 Accounts Receivable                          (816,227)       (248,373)        (344,353)           (85,051)
                 Inventory                                     265,913        (142,253)        (760,831)          (203,156)
                 Prepaid Expenses                              (12,572)           5,000          (9,909)                --
                 Advance Payments                             (230,764)       (196,382)           12,000            12,000
                 Security Deposits                                 --               --             3,064            (3,064)
              Increase (Decrease) in:
                 Accounts Payable                              (58,326)         412,860           42,868           142,524
                 Accrued Expenses                              335,613          (42,267)         129,221             5,467
                 Customer Deposits                                 --            --              554,571          (224,475)

Net cash (used in) provided by operating activities           (238,354)        (333,239)        (116,939)         (150,513)

INVESTING ACTIVITIES:

Purchases of fixed assets                                         --              --             (87,098)          (51,845)
           Net cash (used in) provided by investing
                activities                                        --              --             (87,098)          (51,845)

FINANCING ACTIVITIES:
Loan Proceeds                                                  217,428          155,000           48,786           485,000
Loan Payments                                                     --              --             (26,032)         (115,000)

              Net cash (used in) provided by financing
                activities                                     217,428          155,000           22,754           370,000

NET INCREASE (DECREASE) IN CASH                                (20,926)        (178,239)        (181,283)          167,642

CASH AND CASH EQUIVALENTS

BEGINNING OF PERIOD                                              8,850          190,133          190,133            22,491

END OF PERIOD                                                 $(12,076)         $11,894           $8,850          $190,133


                        Notes to the Financial Statements

                       For the Year Ended October 31, 1996

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of business

The   Company   is   primarily    engaged   in   designing   and   manufacturing
telecommunications  equipment  used in  Local  Multipoint  Distribution  Service
(LMDS) systems that deliver wireless video, telephone and data signals.

Revenue Recognition

Revenues related to standard manufactured products are recognized when such products are shipped. The Company reports revenues from the sale of customized manufactured products related to long-term contracts on the percentage-of-completion method for financial reporting purposes. Revenues under these contracts are recognized based on the proportion of contract costs incurred to total estimated contract costs. Contract costs include all direct material and labor costs and those indirect costs related to contract performance, such as indirect labor, supplies, tools, repairs, and depreciation costs. Selling, general, and administrative costs are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. The net sales value of partially completed contracts in excess of billings is included in current assets.

Trade accounts receivable

The Company considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required. As amounts are determined to be uncollectible they are charged to operations.

Inventories

Inventories are valued at cost (first-in, first-out) or market, whichever is lower.

Property and Equipment

Assets are recorded at cost and depreciated over their estimated useful lives using various accelerated methods. The estimated lives by asset class are as follows:

             Furniture                           7 years
             Machinery and equipment             5 years
             Leasehold improvements              5 years

Expenditures for maintenance and repairs are charged to operations as incurred. Expenditures for betterments and major renewals are capitalized. The cost of assets sold or retired and the related amounts of accumulated depreciation are eliminated from the accounts in the year of disposal and the resulting gains or losses are included in operations.

Income taxes

No provision or liability for federal or state income taxes has been included in the financial statements. The Company had a $215,104 federal and state net operating loss carry forward as of October 31, 1995, $190,150 of which will be used to offset income for the year ended October 31, 1996.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 2 - CUSTOMER DEPOSITS

During 1996, the Company received $1,000,000 from its principal customer as advance payment for seven product installations in Brooklyn, New York. All installations are expected to be completed by October 1997. The balance of the customer deposits at October 31, 1996 were attributable to two installations in Thailand expected to be completed in May 1997.


NOTE 3 - LOANS PAYABLE

Loans payable at October 31, 1996 include the following:

    a.   Capital lease payable due May 30, 2001, payable at $1,100 per month,
         including interest at 10% per annum                           $48,786

             b.   Stockholder working capital loan payable
                  at an interest rate of 7% per annum                  343,968
                                                                       -------
                   Total loans payable                                 392,754
                   Due within one year                                (212,868)
                                                                      ---------
                   Long term loan payable                             $179,886
                                                                      ========
Loans payable mature as follows:

                   Year ended October 31,
                         1997                                        $212,868
                         1998                                         179,886

NOTE 4 - SUPPLEMENTAL CASH FLOW INFORMATION

Supplemental cash flow information for the year ended October 31, 1996 is as follows:

                   State income taxes paid                              None
                   Interest expense paid                              $46,568

NOTE 5 - LEASE CONTRACTS

The Company is obligated under several non-cancelable operating leases for office space and equipment rentals. Annual minimum lease payments under non-cancelable operating leases as of October 31, 1996 were as follows:

                         1997                    97,791
                         1998                    97,502
                         1999                    90,305
                         2000                    29,827
                                                -------
                                                315,425
                                                =======

                     UNAUDITED PRO FORMA CONDENSED COMBINED
                              FINANCIAL INFORMATION

The following unaudited condensed combined financial information sets forth the combined financial position and combined results of operations of LogiMetrics, Inc. ("LogiMetrics") and mmTech, Inc. ("mmTech") assuming the Merger was accounted for using the "pooling of interests" method of accounting and that the Merger was consummated (i) as of March 31, 1997, for the unaudited pro forma condensed combined balance sheet and (ii) as of the beginning of the earliest period presented in the unaudited pro forma condensed combined statements of operations.

For all periods presented in the unaudited pro forma condensed combined statements of operations, the weighted average number of common and common equivalent shares gives affect to the issuance of 19,247,800 shares of LogiMetrics common stock in exchange for all of the issued and outstanding shares of mmTech common stock.

The unaudited pro forma information combines the historical balance sheets of LogiMetrics and mmTech as of March 31, 1997 and the historical statements of operations of LogiMetrics for the years ended June 30, 1996 and 1995, and (unaudited) the nine-month periods ended March 31, 1997 and 1996, with the historical statements of operations of mmTech for the fiscal years ended October 31, 1996 and 1995, and (unaudited) the nine-month periods ended March 31, 1997 and July 31, 1996, respectively.

The following unaudited pro forma condensed combined information is presented for illustration purposes only and is not necessarily indicative of the financial position or results of operations which would actually have been reported had the Merger been in effect during those periods or which may be reported in the future. The statements should be read in conjunction with the historical financial statements and notes thereto of mmTech which have been included elsewhere herein in this Form 8-K filing. The statements should also be read in conjunction with the historical financial statements of LogiMetrics included in the Annual Report on Form 10-KSB.


Summary of Unaudited Pro Forma Condensed Combined Statements of Operations

                                                         FOR THE NINE MONTHS ENDED                  FOR THE YEAR ENDED
                                                                 MARCH 31,                               JUNE 30,
                                                        1997                1996                1996                 1995

Net revenues                                        $8,506,741           $6,626,820          $8,410,894          $11,134,314

Cost and expenses:
Cost of revenues                                     7,381,967            7,643,448           9,969,061            7,722,956
Selling, general and admin.                          2,553,983            2,344,078           3,233,804            2,691,620

Income (loss) from operations                       (1,429,209)          (3,360,706)         (4,791,971)              719,738

Net interest expense                                   552,226              290,693             455,741              305,560
Income tax expense (benefit)                           161,524             (246,750)           (299,000)              70,500

Net Income (loss)                                   (2,142,959)          (3,404,649)         (4,948,712)             343,678

Preferred stock dividends                              171,079                 -                 57,205                    -

Net income (loss) available
to common shareholders                             $(2,314,038)         $(3,404,649)        $(5,005,917)            $343,678

(Loss) per common share
Primary                                                 $(0.10)              $(0.15)             $(0.23)               $0.02
Fully diluted                                           $(0.10)              $(0.15)             $(0.23)               $0.02

Weighted Average Number of
Common and Common equivalent
shares outstanding:                                  22,251,991          22,108,402          22,110,218           21,970,414

                      See accompanying notes to unaudited pro forma condensed combined financial information.


Unaudited Pro Forma Condensed Combined Balance Sheet
March 31, 1997

                                                           LogiMetrics         mmTech
                                                            March 31,         March 31,                          Combined
                                                              1997              1997                             March 31,
                                                           Historical        Historical       Adjustments          1997

ASSETS
Current assets

Cash                                                         $100,762        $(12,076)                            $88,686
Accounts receivable                                           932,626        1,444,155                          2,376,781
Costs and estimated earnings in
excess of billings on uncompleted
contracts                                                     734,876               --                            734,876
Inventories                                                 2,151,411          885,786                          3,037,197
Prepaid expenses and other
current assets                                                102,790           35,873                 -          138,663

               Total assets                                $4,022,465        2,353,738                         $6,376,203

Net property plant and equipment                              440,401          150,459                            590,860
Deferred financing costs                                      187,344                -                            187,344
Other assets                                                   20,300            2,648                             22,948

TOTAL ASSETS                                                4,670,510        2,506,845                 -        7,177,355

LIABILITIES
Current Liabilities
Account payable and other accrued
expenses                                                    4,116,042          490,118                          4,606,160
Customer advances                                              59,620          975,327                          1,034,947
Accrued Warranty Expenses                                     150,000               --                            150,000
Current portion of long-term debt                             705,076          574,399                          1,279,475
Income taxes                                                       --          198,090                            198,090

           Total current liabilities                        5,030,738        2,237,934                --        7,268,672

Long term debt                                              3,130,097           36,310                          3,166,407

               Total liabilities                            8,160,835        2,274,244                         10,435,079

STOCKHOLDERS' EQUITY (DEFICIENCY):
Preferred Stock                                               990,564                                             990,564
Warrants                                                    1,023,234                -                          1,023,234
Common Stock-LogiMetrics ($.01 par value)                      31,436                -           192,478          223,914
Common Stock-mmTech (no par value)                                  -            1,000           (1,000)                -
Additional paid-in capital                                  1,836,061                -         (191,478)        1,644,583
Retained earnings(accumulated deficit)                    (7,208,670)          231,601                 -      (6,977,069)
Stock subscriptions receivable                              (162,950)                -                 -        (162,950)

Total stockholders' equity (deficiency)                   (3,490,325)          232,601                 -      (3,257,724)

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY (DEFICIENCY)                          $4,670,510       $2,506,845                 -       $7,177,355

                      See accompanying notes to unaudited pro forma condensed combined financial information.


Unaudited Pro Forma Condensed Combined Statements of Operations
Fiscal Year Ended June 30, 1996

                                                   LOGIMETRICS            MMTECH
                                                  JUNE 30, 1996      OCTOBER 31, 1996                              COMBINED
                                                   HISTORICAL           HISTORICAL           ADJUSTMENTS         JUNE 30, 1996

Net revenues                                       $5,038,193           $3,841,351          $(468,650)           $8,410,894

Cost and expenses:
Cost of revenues                                    7,953,237            2,484,474           (468,650)            9,969,061
Selling, general and admin.                         2,112,797            1,121,007                -               3,233,804

Income (loss) from operations                      (5,027,841)             235,870                -              (4,791,971)

Net interest expense                                  410,021               45,720                -                 455,741
Income tax expense (benefit)                         (299,000)                 -                  -                (299,000)

Net Income (loss)                                  (5,138,862)             190,150                -              (4,948,712)

Preferred stock dividends                              57,205                    -                                   57,205

Net income (loss) available
to common shareholders                            $(5,196,067)            $190,150                -             $(5,005,917)

(Loss) per common share
Primary                                                $(1.82)                                                       $(0.23)
Fully diluted                                          $(1.82)                                                       $(0.23)

Weighted Average Number of
Common and Common equivalent
shares outstanding:                                 2,862,418                                                     22,110,218

                      See accompanying notes to unaudited pro forma condensed combined financial information.



Unaudited Pro Forma Condensed Combined Statements of Operations
Fiscal Year Ended June 30, 1995

                                                   LOGIMETRICS            MMTECH
                                                 JUNE, 30, 1995      OCTOBER 31, 1995                             COMBINED
                                                   HISTORICAL           HISTORICAL           ADJUSTMENTS        JUNE 30, 1995

Net revenues                                      $8,905,618           $2,228,696               -              $11,134,314

Cost and expenses:
Cost of revenues                                   6,437,752            1,285,204               -                7,722,956
Selling, general and admin.                        1,934,029              757,591               -                2,691,620

Income from operations                               533,837              185,901               -                  719,738

Net interest expense                                 305,560                  -                 -                  305,560
Income tax expense (benefit)                          70,500                  -                 -                   70,500

Net Income                                           157,777              185,901               -                  343,678

Preferred stock dividends                               -                    -                                        -

Net income available
to common shareholders                              $157,777             $185,901               -                 $343,678

Net income per common share
Primary                                                $0.06                                                         $0.02
Fully diluted                                          $0.05                                                         $0.02

Weighted Average Number of
Common and Common equivalent
shares outstanding:                                2,722,614                                                    21,970,414

                      See accompanying notes to unaudited pro forma condensed combined financial information.



Unaudited Pro Forma Condensed Combined Statements of Operations
Nine-month period ended March 31, 1997

                                                 LOGIMETRICS             MMTECH
                                               MARCH 31, 1997        MARCH 31, 1997                              COMBINED
                                                 HISTORICAL            HISTORICAL          ADJUSTMENTS        MARCH 31, 1997

Net revenues                                     $5,246,353           $3,635,388          $(375,000)           $8,506,741

Cost and expenses:
Cost of revenues                                  5,546,086            2,210,881           (375,000)            7,381,967
Selling, general and admin.                       1,617,835              936,148               -                2,553,983

Income (loss) from operations                    (1,917,568)             488,359               -               (1,429,209)

Net interest expense                                525,350               26,876               -                  552,226
Income tax expense (benefit)                           -                 161,524               -                  161,524

Net Income (loss)                                (2,442,918)             299,959               -               (2,142,959)

Preferred stock dividends                           171,079                  -                                    171,079

Net income (loss) available
to common shareholders                          $(2,613,997)            $299,959               -              $(2,314,038)

(Loss) per common share
Primary                                              $(0.87)                                                       $(0.10)
Fully diluted                                        $(0.87)                                                       $(0.10)

Weighted Average Number of
Common and Common equivalent
shares outstanding:                                3,004,191                                                   22,251,991

                      See accompanying notes to unaudited pro forma condensed combined financial information.


Unaudited Pro Forma Condensed Combined Statement of Operations
Nine-month period ended March 31, 1996

                                                   LOGIMETRICS             MMTECH
                                                 MARCH 31, 1996         JULY 31, 1996                              COMBINED
                                                   HISTORICAL            HISTORICAL          ADJUSTMENTS        MARCH 31, 1996

Net revenues                                       $3,526,633           $3,434,937          $(334,750)           $6,626,820

Cost and expenses:
Cost of revenues                                    5,614,233            2,363,965           (334,750)            7,643,448
Selling, general and admin.                         1,564,848              779,230                  --            2,344,078

Income (loss) from operations                      (3,652,448)              291,742                  --          (3,360,706)

Net interest expense                                  250,678                40,015                  --             290,693
Income tax expense (benefit)                         (299,000)               52,250                  --            (246,750)

Net Income (loss)                                  (3,604,126)              199,477                  --          (3,404,649)

Preferred stock dividends

Net income (loss) available
to common shareholders                            $(3,604,126)             $199,477                  --         $(3,404,649)

(Loss) per common share
Primary                                                $(1.26)                                                       $(0.15)
Fully diluted                                          $(1.26)                                                       $(0.15)

Weighted Average Number of
Common and Common equivalent
shares outstanding:                                  2,860,602                                                   22,108,402

                      See accompanying notes to unaudited pro forma condensed combined financial information.



                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                         COMBINED FINANCIAL INFORMATION

     (a) Weighted average number of common and common share equivalents include 19,247,800 common shares issued in the merger.

     (b) The pro forma adjustments to common stock and additional paid-in capital represent the exchange of mmTech common stock for LogiMetrics common stock.

     (c) The pro forma adjustments to revenues and cost of revenues represent the elimination of inter-company sales between mmTech and LogiMetrics.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        LOGIMETRICS, INC.

                                        /s/ Norman M. Phipps
                                        ____________________________________
                                        Norman M. Phipps
                                        President and Chief Operating Officer

Date: February 3, 2000